                                                                       EXHIBIT 4

                            DELSOFT CONSULTING INC.
               ORGANIZED UNDER THE LAWS OF THE STATE OF GEORGIA


    NUMBER                                                         SHARES

---------------                                                ---------------
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                              -----------------
                                                              CUSIP 247348 10 5
                                                              -----------------

THIS CERTIFIES THAT


IS THE OWNER OF

          FULLY PAID AND NONASSESSABLE COMMON STOCK, NO PAR VALUE OF

                            DELSOFT CONSULTING INC.

transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all the provisions of the Articles of Incorporation, to all of which the holder by acceptance hereby assents.

  This Certificate is not valid until countersigned by the Transfer Agent.

  IN WITNESS WHEREOF, the Corporation has caused this Certificate to be endorsed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

  Dated:


                [SEAL OF DELSOFT CONSULTING INC. APPEARS HERE]


COUNTERSIGNED:
CORPORATE STOCK TRANSFER, INC.
370 - 17th Street, Suite 2350, Denver, Colorado 80202

BY _____________________________________________________
    Transfer Agent Authorized Signature

                            DELSOFT CONSULTING INC.
                        CORPORATE STOCK TRANSFER, INC.
                     TRANSFER FEE: $15.00 PER CERTIFICATE

--------------------------------------------------------------------------------
  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM  as tenants in common               UNIF GIFT MIN ACT -  ____________ Custodian for _____________
                                                                      (Cust.)                    (Minor)
  TEN ENT  as tenants by the entireties                            under Uniform Gifts to Minors
                                                                   Act of ______________________________
  JT TEN   as joint tenants with the right of                                        (State)
           survivorship and not as tenants
           in common

                 Additional abbreviations may also be used though not in the above list

       For value received _____________________________________ hereby sell, assign and transfer into

                                              PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                  IDENTIFYING NUMBER OF ASSIGNEE
                                         -------------------------------------------------

                                         -------------------------------------------------
                                         Please print or type name and address of assignee

       _________________________________________________________________________________________________________________

       _________________________________________________________________________________________________________________

       _________________________________________________________________________________________________________________

       __________________________________________________________________________________________________________ Shares

       of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

       _________________________________________________________________________________________________________________

       _________________________________________________________________________________________________________________
       Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

       Dated ___________________, 19__

SIGNATURE GUARANTEED:                                      X ___________________________________________________________

                                                           X ___________________________________________________________

  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY
PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, THE SIGNATURES(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.